SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 14, 2003

Date of Report (Date of Earliest Event Reported)

EBS LITIGATION, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	000-24711	13-3989964
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

90 Park Avenue

New York, New York 10016

(Address of principal executive offices, including zip code)

(212) 682-7474

(Registrant’s telephone number, including area code)

Item 9.	Regulation FD Disclosure

On August 14, 2003, in connection with the filing of the Quarterly Report on Form 10-Q of EBS Litigation, L.L.C. (the “Company”) for the quarter ended June 30, 2003 (the “Report”), Peter N. Wang, the Manager of the Company provided to the Securities and Exchange Commission a statement certifying pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such Manager’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EBS LITIGATION, L.L.C.

By:	/S/ Peter N. Wang
Peter N. Wang, Manager

Date: August 14, 2003

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